                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 12, 1996
                                                       -----------------


                                PTI HOLDING INC.
                                ----------------
             (Exact Name of Registrant as Specified in its charter)



          Delaware                1-11586                 13-3590980
          --------                -------                 ----------
(State or jurisdiction           Commission             (I.R.S.Employer
of incorporation or              file number            Identification No.)
organization)



c/o 15 East North Street, Dover, DE                         19901
-----------------------------------                         -----
(Address of principal executive offices)                  (Zip Code)



                                 (302) 678-0855
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

         Pursuant to the Warrant Agreement dated December 22, 1992 by and among PTI Holding Inc. (f/k/a Aerial Assault Inc.), a Delaware corporation (the "Registrant"), Corporate Stock Transfer, Inc., and Oak Ridge Investments, Inc., as previously amended (the "Warrant Agreement"), the Registrant has 460,000 warrants outstanding. Each warrant entitles the holder to purchase one share of the Registrant's common stock, par value $0.01 per share, for a purchase price of $7.50 a share. The Warrant Agreement provides for the expiration of the warrants at the earlier of January 15, 1997, or the redemption date as set forth in section 8 of the Warrant Agreement. The Registrant has amended the Warrant Agreement providing for an extension of the expiration date of the warrants. The amendment provides that the warrant expiration date shall be the earlier of 5:00 p.m. (New York time) on January 15, 1998, or the redemption date as set forth in section 8 of the Warrant Agreement.

         (c)  Exhibits.


Exhibit No.       Description


     1 Amendment No. 1 dated October 18, 1995 to Warrant Agreement dated December 22, 1992, incorporated by reference to like-number exhibit in the Registrant's Current Report on Form 8-K dated July 9, 1996 under the Securities Exchange Act of 1934, as amended

     2 Amendment No. 2 dated June 6, 1996 to Warrant Agreement dated December 22, 1992, as amended, incorporated by reference to like-number exhibit in the Registrant's Current Report on Form 8-K dated July 9, 1996 under the Securities Exchange Act of 1934, as amended

     3 Amendment No. 3 dated December 12, 1996 to Warrant Agreement dated December 22, 1992, as amended

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 12, 1996

                                            PTI HOLDING INC.


                              By/s/ Seth A. Akabas
                                ------------------
                               Seth A. Akabas,
                               Assistant Secretary
                               (authorized signatory)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 12, 1996

                                            PTI HOLDING INC.


                                            By____________________
                                             Seth A. Akabas,
                                             Assistant Secretary
                                             (authorized signatory)

                      AMENDMENT NO. 3 TO WARRANT AGREEMENT
                      ------------------------------------

         AMENDMENT dated December 12, 1996 to the Warrant Agreement dated December 22, 1992 by and among PTI Holding Inc. (f/k/a Aerial Assault Inc.), a Delaware corporation (the "Company"), Corporate Stock Transfer, Inc., a Colorado corporation as Warrant Agent (the "Warrant Agent"), and Oak Ridge Investments, Inc., an Illinois corporation ("Oak Ridge"), as previously amended (the "Warrant Agreement").

         WHEREAS, in connection with a public offering of 460,000 units ("Units"), each unit consisting of two (2) shares of the Company's Common Stock, $.01 par value ("Common Stock"), and one (1) Common Stock Purchase Warrant, pursuant to an underwriting agreement (the "Underwriting Agreement") between the Company and Oak Ridge, and the issuance to Oak Ridge or its designees of an Underwriter's Warrant to purchase 40,000 additional Units (the "Underwriter's Warrant"), the Company issued or may issue in the aggregate 500,000 Common Stock Purchase Warrants ("Warrants"); and

         WHEREAS, the Company, Oak Ridge and the Warrant Agent desire to amend the Warrants as set forth herein,

         NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto hereby agree as follows:

         Section 1(i) of the Warrant Agreement is hereby amended to read as follows:

                  SECTION 1.  Definitions.
                              -----------
                  (i) "Warrant  Expiration  Date" shall mean 5:00 p.m. (New York time) on January 15, 1998, or the Redemption Date as defined in Section 8, whichever is earlier; provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. (New York time) on the next following day that in the State of New York is not a holiday or a day on which banks are authorized to close. The foregoing sentence to the contrary notwithstanding, the Warrants subject to the Underwriter's Warrant shall not be redeemable except in the case of a demand for registration under paragraph 6(b) of the Underwriter's Warrant, as set forth in such paragraph 6(b).

         This Amendment may be executed in several counterparts, which taken together shall constitute a single document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    PTI HOLDING INC.


                                    By:/s/ Meredith Birrittella
                                        -----------------------
                                        Meredith Birrittella, CEO



                                    CORPORATE STOCK TRANSFER, INC.


                                    By:/s/ Carylyn Bell
                                        -----------------------
                                        Carylyn Bell, President



                                    OAK RIDGE INVESTMENTS, INC.


                                    By:/s/ David Klaskin
                                        -----------------------
                                        David Klaskin, President

         This Amendment may be executed in several counterparts, which taken together shall constitute a single document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    PTI HOLDING INC.



                                    By:_________________________
                                       Meredith Birrittella, CEO



                                    CORPORATE STOCK TRANSFER, INC.



                                    By:_________________________
                                       Carylyn Bell, President



                                    OAK RIDGE INVESTMENTS, INC.



                                    By:________________________
                                       David Klaskin, President